EXHIBIT 99.1

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 17, 2009 THROUGH MARCH 31, 2009
FORM MOR-1
(Unaudited)

		Guarantors						Non-Guarantors
	Issuer TER Holdings	Taj Mahal	Admin	Plaza	Marina	RJE's & Elims	Total Guar	TER Dev.	RJE's & Elims	Total NonGuar	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$(13,330)	$ (9,460)	$ -	$(9,671)	$(1,326)	$ -	$(20,457)	$ (77)	$ -	$ (77)	$-	$ (33,864)	$ 7,959	$ -	$ (25,905)
Record equity in subsidiaries	(20,534)	-	-	-	-	20,534	20,534	-	-	-	-	-	(33,864)	33,864	-

Net loss as adjusted	(33,864)	(9,460)	-	(9,671)	(1,326)	20,534	77	(77)	-	(77)	-	(33,864)	(25,905)	33,864	(25,905)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	20,534	-	-	-	-	(20,534)	(20,534)	-	-	-	-	-	33,864	(33,864)	-
Non-cash interest accretion on property tax settlement	-	(12)	-	(76)	(8)	-	(96)	-	-	-	-	(96)	-	-	(96)
Deferred income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	-	(7,957)	-	(7,957)
Depreciation	11	4,824	-	1,817	89	-	6,730	-	-	-	-	6,741	-	-	6,741
Amortization	-	119	-	1	-	-	120	-	-	-	-	120	-	-	120
Amortization of deferred financing costs	171	26	-	13	-	-	39	-	-	-	-	210	-	-	210
Provisions for losses on receivables	-	1,117	-	337	423	-	1,877	-	-	-	-	1,877	-	-	1,877
Stock based compensation expense	173	5	14	8	-	-	27	-	-	-	-	200	-	-	200
Non-cash reorganization expense	2,550	4,567	-	2,284	-	-	6,851	-	-	-	-	9,401	-	-	9,401
Valuation Allowance CRDA	-	233	-	78	82	-	393	-	-	-	-	393	-	-	393
		-	-	-	-	-		-	-		-	-	-	-
Change in operating assets & liabilities:		-	-	-	-	-		-	-		-	-	-	-
Accounts receivable	1	(3,023)	(1)	273	192	-	(2,559)	-	-	-	-	(2,558)	-	-	(2,558)
Inventories	-	146	29	123	20	-	318	-	-	-	-	318	-	-	318
Other current assets	390	3,423	116	2,181	1,840	-	7,560	-	-	-	-	7,950	-	-	7,950
Other assets	37	(859)	184	(200)	(200)	-	(1,075)	-	-	-	-	(1,038)	-	-	(1,038)
Due to Affiliates	6,829	(10,093)	4,877	(934)	(679)	-	(6,829)	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	319	5,668	(214)	(744)	1,001	-	5,711	78	-	78	-	6,108	-	-	6,108
Accrued interest	(635)	8,365	-	532	63	-	8,960	-	-	-	-	8,325	-	-	8,325
Other long-term liabilities	-	-	-	(81)	-	-	(81)	-	-	-	-	(81)	-	-	(81)
Net cash provided by operating activities	(3,484)	5,046	5,005	(4,059)	1,497	-	7,489	1	-	1	-	4,006	2	-	4,008

Cash flow from Investing Activities
Purchases of PPE	5	(3,226)	(38)	(125)	(294)	-	(3,683)	-	-	-	-	(3,678)	-	-	(3,678)
Decrease in Restricted Cash	200	-	-	-	-	-	-	-	-	-	-	200	-	-	200
Purchases of CRDA investments	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net cash provided by investing activities	205	(3,226)	(38)	(125)	(294)	-	(3,683)	-	-	-	-	(3,478)	-	-	(3,478)

Cash flows from Financing Activities
Repayment of term loan	(1,232)	-	-	-	-	-	-	-	-	-	-	(1,232)	-	-	(1,232)
Borrowing (Repayment)- I/C Debt	7,044	-	-	(1,957)	(5,087)	-	(7,044)	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(15)	-	-	-	-	(15)	-	-	-	-	(15)	-	-	(15)
Contributions from Parent	1	-	-	-	-	-	-	(1)	-	(1)	-	-	-	-	-
Net cash provided from financing activities	5,813	(15)	-	(1,957)	(5,087)	-	(7,059)	(1)	-	(1)	-	(1,247)	-	-	(1,247)

Net increase in cash and cash equivalents	2,534	1,805	4,967	(6,141)	(3,884)	-	(3,253)	-	-	-	-	(719)	2	-	(717)
Cash and cash equivalents at beginning of period	8,504	31,172	(5,085)	20,074	15,512	-	61,673	-	-	-	-	70,177	979	-	71,156
Cash and cash equivalents at end of period	$ 11,038	$ 32,977	$ (118)	$ 13,933	$ 11,628	$ -	$ 58,420	$ -	$ -	$ -	$ -	$ 69,458	$ 981	$ -	$ 70,439

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM MARCH 1, 2009 THROUGH MARCH 31, 2009
FORM MOR-1
(Unaudited)

		Guarantors						Non-Guarantors
	Issuer TER Holdings	Taj Mahal	Admin	Plaza	Marina	RJE's & Elims	Total Guar	TER Dev.	RJE's & Elims	Total NonGuar	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(10,230)	$ (4,204)	$ -	$(6,857)	$(1,631)	$ -	$(12,692)	$ (39)	$ -	$ (39)	$ -	$ (22,961)	$ 5,396	$ -	$ (17,565)
Record equity in subsidiaries	(12,731)	-	-	-	-	12,731	12,731	-	-	-	-	-	(22,961)	22,961	-

Net loss as adjusted	(22,961)	(4,204)	-	(6,857)	(1,631)	12,731	39	(39)	-	(39)	-	(22,961)	(17,565)	22,961	(17,565)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	12,731	-	-	-	-	(12,731)	(12,731)	-	-	-	-	-	22,961	(22,961)	-
Non-cash interest accretion on property tax settlement	-	(8)	-	(53)	(6)	-	(67)	-	-	-	-	(67)	-	-	(67)
Deferred income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	-	(5,395)	-	(5,395)
Depreciation	5	3,374	-	1,271	62	-	4,707	-	-	-	-	4,712	-	-	4,712
Amortization	-	83	-	1	-	-	84	-	-	-	-	84	-	-	84
Amortization of deferred financing costs	109	-	-	-	-	-	-	-	-	-	-	109	-	-	109
Provisions for losses on receivables	-	895	-	283	360	-	1,538	-	-	-	-	1,538	-	-	1,538
Stock based compensation expense	121	5	10	4	-	-	19	-	-	-	-	140	-	-	140
Non-cash reorganization expense	2,550	4,567	-	2,284	-	-	6,851	-	-	-	-	9,401	-	-	9,401
Valuation Allowance CRDA	-	182	-	67	56	-	305	-	-	-	-	305	-	-	305
		-	-	-	-	-		-	-		-	-	-	-
Change in operating assets & liabilities:		-	-	-	-	-		-	-		-	-	-	-
Accounts receivable	-	(2,885)	(11)	435	460	-	(2,001)	-	-	-	-	(2,001)	-	-	(2,001)
Inventories	1	40	(9)	115	45	-	191	-	-	-	-	192	-	-	192
Other current assets	271	1,603	67	1,668	1,329	-	4,667	-	-	-	-	4,938	-	-	4,938
Other assets	23	(465)	(1)	(188)	(122)	-	(776)	-	-	-	-	(753)	-	-	(753)
Due to Affiliates	4,820	(8,408)	4,191	(383)	(220)	-	(4,820)	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	1,815	1,282	(204)	(1,508)	208	-	(222)	38	-	38	-	1,631	-	-	1,631
Accrued interest	(2,514)	5,909	-	(496)	44	-	5,457	-	-	-	-	2,943	-	-	2,943
Other long-term liabilities	2	-	-	(56)	-	-	(56)	-	-	-	-	(54)	-	-	(54)
Net cash provided by operating activities	(3,027)	1,970	4,043	(3,413)	585	-	3,185	(1)	-	(1)	-	157	1	-	158

Cash flow from Investing Activities
Purchases of PPE	7	235	(26)	(118)	(287)	-	(196)	-	-	-	-	(189)	-	-	(189)
Decrease in Restricted Cash	200	-	-	-	-	-	-	-	-	-	-	200	-	-	200
Net cash provided by investing activities	207	235	(26)	(118)	(287)	-	(196)	-	-	-	-	11	-	-	11

Cash flows from Financing Activities
Borrowings from revolver, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Borrowings from term loan	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Repayment of term loan	(1,232)	-	-	-	-	-	-	-	-	-	-	(1,232)	-	-	(1,232)
Borrowing (Repayment)- I/C Debt	1,769	-	-	-	(1,769)	-	(1,769)	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(15)	-	-	-	-	(15)	-	-	-	-	(15)	-	-	(15)
Contributions from Parent	(1)	-	-	-	-	-	-	1	-	1	-	-	-	-	-
Net cash provided from financing activities	536	(15)	-	-	(1,769)	-	(1,784)	1	-	1	-	(1,247)	-	-	(1,247)

Net increase in cash and cash equivalents	(2,284)	2,190	4,017	(3,531)	(1,471)	-	1,205	-	-	-	-	(1,079)	1	-	(1,078)
Cash and cash equivalents at beginning of period	13,322	30,787	(4,135)	17,464	13,099	-	57,215	-	-	-	-	70,537	980	-	71,517
Cash and cash equivalents at end of period	$11,038	$ 32,977	$ (118)	$13,933	$ 11,628	$ -	$ 58,420	$ -	$ -	$ -	$ -	$ 69,458	$ 981	$ -	$ 70,439

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Month Ended March 31, 2009
MOR-2 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED

REVENUES
TABLE GAMES REVENUE	$19,367	$4,324	$2,649	$0	$0	$0	$0	$26,340	$0	$0	$26,340
SLOT REVENUE	22,307	11,609	10,435	0	0	0	0	44,351	0	0	44,351
POKER REVENUE	1,544	0	0	0	0	0	0	1,544	0	0	1,544
KENO WIN	25	0	0	0	0	0	0	25	0	0	25
SIMULCAST REVENUE	75	0	0	0	0	0	0	75	0	0	75
TOTAL GAMING REVENUE	43,318	15,933	13,084	0	0	0	0	72,335	0	0	72,335

ROOMS	3,674	1,893	1,242	0	0	0	0	6,809	0	0	6,809
FOOD & BEVERAGE	4,171	1,916	1,435	0	0	0	0	7,522	0	0	7,522
ENTERTAINMENT	24	63	10	0	0	0	0	97	0	0	97
OTHER	1,708	585	559	0	0	0	0	2,852	0	0	2,852
TOTAL OTHER	9,577	4,457	3,246	0	0	0	0	17,280	0	0	17,280

GROSS REVENUE	52,895	20,390	16,330	0	0	0	0	89,615	0	0	89,615

RFB COMPS	5,538	2,574	1,985	0	0	0	0	10,097	0	0	10,097
COIN	4,756	2,436	2,220	0	0	0	0	9,412	0	0	9,412
CASH COMPS	2,384	114	114	0	0	0	0	2,612	0	0	2,612
ALLOCATED COMPS	0	0	0	0	0	0	0	0	0	0	0
TOTAL PROMO ALLOWANCES	12,678	5,124	4,319	0	0	0	0	22,121	0	0	22,121

NET REVENUES	40,217	15,266	12,011	0	0	0	0	67,494	0	0	67,494

EXPENSES
PAYROLL & RELATED	12,949	7,671	6,435	0	0	435	0	27,490	0	0	27,490
COST OF GOODS SOLD	1,611	644	552	0	0	0	0	2,807	0	0	2,807
PROMO EXPENSE	2,026	1,429	842	0	0	0	0	4,297	0	0	4,297
ADVERTISING	224	108	161	0	0	0	0	493	0	0	493
MARKETING/ENTERTAINMENT	1,086	424	418	0	0	0	0	1,928	0	0	1,928
GAMING TAX & REG FEES	4,356	1,926	1,590	0	0	3	0	7,875	0	0	7,875
PROPERTY TAX, RENT & INSUR	2,809	1,427	1,190	0	0	256	0	5,682	0	0	5,682
UTILITIES	1,497	603	563	0	0	11	0	2,674	0	0	2,674
PROV FOR DOUBTFUL ACCTS	896	283	360	0	0	0	0	1,539	0	0	1,539
GEN, ADMIN & OTHER OPER	2,826	1,545	1,205	0	39	2,483	0	8,098	0	0	8,098
TOTAL OPERATING EXPENSES	30,280	16,060	13,316	0	39	3,188	0	62,883	0	0	62,883

GROSS OPERATING PROFIT	9,937	(794)	(1,305)	0	(39)	(3,188)	0	4,611	0	0	4,611

VALUATION ADJ REINVEST BONDS	182	68	56	0	0	0	0	306	0	0	306
CRDA DONATION EXPENSE	0	0	0	0	0	0	0	0	0	0	0
SETTLEMENT REIMBURSEMENT	0	0	0	0	0	0	0	0	0	0	0
LOSS ON DEBT EXTINGUISHMENT	0	0	0	0	0	0	0	0	0	0	0
CRDA EXPENSE	182	68	56	0	0	0	0	306	0	0	306

EBITDA	9,755	(862)	(1,361)	0	(39)	(3,188)	0	4,305	0	0	4,305

DEPRECIATION & AMORTIZATION	(3,457)	(1,272)	(63)	0	0	(4)	0	(4,796)	0	0	(4,796)
INTEREST INCOME	14	86	16	9,267	0	8,415	(17,678)	120	2	0	122
INTEREST EXPENSE	(5,949)	(2,523)	(223)	(9,267)	0	(12,890)	17,678	(13,174)	0	0	(13,174)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	0	0	0	(2,550)	0	(9,401)	0	0	(9,401)
OTHER NON-OPERATING EXPENSE	0	0	0	0	0	(15)	0	(15)	0	0	(15)
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	5,395	0	5,395
NET INCOME(LOSS)	($4,204)	($6,855)	($1,631)	$0	($39)	($10,232)	$0	($22,961)	$5,397	$0	($17,564)

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Period February 17 through March 31, 2009
MOR-2 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED

REVENUES
TABLE GAMES REVENUE	$22,326	$5,355	$4,381	$0	$0	$0	$0	$32,062	$0	$0	$32,062
SLOT REVENUE	31,022	16,513	15,019	0	0	0	0	62,554	0	0	62,554
POKER REVENUE	2,189	0	0	0	0	0	0	2,189	0	0	2,189
KENO WIN	51	0	0	0	0	0	0	51	0	0	51
SIMULCAST REVENUE	89	0	0	0	0	0	0	89	0	0	89
TOTAL GAMING REVENUE	55,677	21,868	19,400	0	0	0	0	96,945	0	0	96,945

ROOMS	5,226	2,609	1,790	0	0	0	0	9,625	0	0	9,625
FOOD & BEVERAGE	5,825	2,674	2,013	0	0	0	0	10,512	0	0	10,512
ENTERTAINMENT	24	63	10	0	0	0	0	97	0	0	97
OTHER	2,270	752	740	0	0	0	0	3,762	0	0	3,762
TOTAL OTHER	13,345	6,098	4,553	0	0	0	0	23,996	0	0	23,996

GROSS REVENUE	69,022	27,966	23,953	0	0	0	0	120,941	0	0	120,941

RFB COMPS	7,749	3,692	2,831	0	0	0	0	14,272	0	0	14,272
COIN	6,746	3,435	3,211	0	0	0	0	13,392	0	0	13,392
CASH COMPS	3,257	255	136	0	0	0	0	3,648	0	0	3,648
ALLOCATED COMPS	0	0	0	0	0	0	0	0	0	0	0
TOTAL PROMO ALLOWANCES	17,752	7,382	6,178	0	0	0	0	31,312	0	0	31,312

NET REVENUES	51,270	20,584	17,775	0	0	0	0	89,629	0	0	89,629

EXPENSES
PAYROLL & RELATED	17,954	10,608	8,951	0	0	619	0	38,132	0	0	38,132
COST OF GOODS SOLD	2,283	880	765	0	0	0	0	3,928	0	0	3,928
PROMO EXPENSE	2,958	2,002	1,071	0	0	0	0	6,031	0	0	6,031
ADVERTISING	348	197	227	0	0	0	0	772	0	0	772
MARKETING/ENTERTAINMENT	1,638	649	597	0	0	0	0	2,884	0	0	2,884
GAMING TAX & REG FEES	5,658	2,651	2,315	0	0	5	0	10,629	0	0	10,629
PROPERTY TAX, RENT & INSUR	4,363	2,103	1,722	0	0	340	0	8,528	0	0	8,528
UTILITIES	2,297	949	867	0	0	14	0	4,127	0	0	4,127
PROV FOR DOUBTFUL ACCTS	1,118	337	424	0	0	0	0	1,879	0	0	1,879
GEN, ADMIN & OTHER OPER	3,988	2,227	1,712	0	77	3,419	0	11,423	0	0	11,423
TOTAL OPERATING EXPENSES	42,605	22,603	18,651	0	77	4,397	0	88,333	0	0	88,333

GROSS OPERATING PROFIT	8,665	(2,019)	(876)	0	(77)	(4,397)	0	1,296	0	0	1,296

VALUATION ADJ REINVEST BONDS	233	78	82	0	0	0	0	393	0	0	393
CRDA DONATION EXPENSE	0	0	0	0	0	0	0	0	0	0	0
SETTLEMENT REIMBURSEMENT	0	0	0	0	0	0	0	0	0	0	0
LOSS ON DEBT EXTINGUISHMENT	0	0	0	0	0	0	0	0	0	0	0
CRDA EXPENSE	233	78	82	0	0	0	0	393	0	0	393

EBITDA	8,432	(2,097)	(958)	0	(77)	(4,397)	0	903	0	0	903

DEPRECIATION & AMORTIZATION	(4,943)	(1,818)	(89)	0	0	(11)	0	(6,861)	0	0	(6,861)
INTEREST INCOME	78	122	28	13,239	0	11,908	(25,143)	232	2	0	234
INTEREST EXPENSE	(8,460)	(3,594)	(307)	(13,239)	0	(18,259)	25,143	(18,716)	0	0	(18,716)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	0	0	0	(2,550)	0	(9,401)	0	0	(9,401)
OTHER NON-OPERATING EXPENSE	0	0	0	0	0	(21)	0	(21)	0	0	(21)
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	7,957	0	7,957
NET INCOME(LOSS)	($9,460)	($9,671)	($1,326)	$0	($77)	($13,330)	$0	($33,864)	$7,959	$0	($25,905)

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
March 31, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	March 31, 2009 TER INC CONSOLIDATED	February 16, 2009 TER INC CONSOLIDATED
ASSETS
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$32,859	$13,933	$11,628	$0	$0	$11,038	$0	$69,458	$981	$0	$70,439	$71,156
ACCOUNTS RECEIVABLE, NET	29,049	6,630	6,315	0	0	0	0	41,994	0	0	41,994	41,896
ACCTS RECEIVABLE, OTHER	2,193	1,650	1,502	90,150	0	25,619	(115,733)	5,381	0	0	5,381	4,798
RE TAX RECEIVABLE	476	3,653	345	0	0	0	0	4,474	0	0	4,474	638
INVENTORIES	2,756	1,246	1,145	0	0	0	0	5,147	0	0	5,147	5,465
PREPAID AND OTHER	6,642	3,283	2,409	0	0	917	0	13,251	0	0	13,251	21,200
DEF INCOME TAXES- CURRENT	904	944	1,019	0	0	0	0	2,867	10,942	0	13,809	13,809
TOTAL CURRENT ASSETS	74,879	31,339	24,363	90,150	0	37,574	(115,733)	142,572	11,923	0	154,495	158,962

INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	560,692	(560,692)	0	(14,569)	14,569	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,174,787	(2,423,756)	0	0	0	0	0

PROPERTY & EQUIPMENT
LAND	196,618	95,125	105,509	0	0	1,043	0	398,295	0	0	398,295	398,296
BUILDINGS AND IMPROVEMENTS	898,344	283,608	79,953	0	0	1,645	0	1,263,550	0	0	1,263,550	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	132,634	53,543	34,222	0	0	934	0	221,333	0	0	221,333	220,351
LEASEHOLD IMPROVEMENTS	0	0	5,133	0	0	958	0	6,091	0	0	6,091	6,093
CONSTRUCTION-IN-PROCESS	1,004	1,509	3,171	0	100	233	0	6,017	0	0	6,017	4,006
PROPERTY AND EQUIPMENT	1,228,600	433,785	227,988	0	100	4,813	0	1,895,286	0	0	1,895,286	1,893,506
ACCUMULATED DEPRECIATION	(126,886)	(68,293)	0	0	0	(1,448)	0	(196,627)	0	0	(196,627)	(189,889)
PROPERTY AND EQUIPMENT, NET	1,101,714	365,492	227,988	0	100	3,365	0	1,698,659	0	0	1,698,659	1,703,617

RESTRICTED CASH	0	0	0	0	0	2,607	0	2,607	0	0	2,607	2,807
DEFERRED FINANCE COSTS, NET	0	0	0	0	0	4,922	0	4,922	0	0	4,922	14,533

LEASEHOLD INT	0	22	0	0	0	0	0	22	0	0	22	23
CUSTOMER RELATION	3,134	0	0	0	0	0	0	3,134	0	0	3,134	3,253
TRADENAMES	36,432	16,780	0	0	0	0	0	53,212	0	0	53,212	53,212
INTANGIBLES ASSETS, NET	39,566	16,802	0	0	0	0	0	56,368	0	0	56,368	56,488

RE TAX RECEIVABLE-L/T	1,511	9,522	1,089	0	0	0	0	12,122	0	0	12,122	15,863
CRDA INVESTMENTS	29,919	16,699	11,675	0	0	0	0	58,293	0	0	58,293	57,464
OTHER ASSETS, NET	5,428	2,028	3,609	0	0	14,381	0	25,446	0	0	25,446	25,630
TOTAL ASSETS	$1,253,017	$441,882	$268,724	$1,339,119	$100	$1,798,328	($3,100,181)	$2,000,989	($2,646)	$14,569	$2,012,912	$2,035,364

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
March 31, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	March 31, 2009 TER INC CONSOLIDATED	February 16, 2009 TER INC CONSOLIDATED
LIABILITIES
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$16,561	$4,476	$4,321	$0	$239	$7,143	$0	$32,740	$0	$0	$32,740	$32,640
ACCRUED PAYROLL	12,693	6,713	5,623	0	0	811	0	25,840	0	0	25,840	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	25,601	6,949	2,337	90,150	0	90,545	(115,733)	99,849	0	0	99,849	91,524
DUE TO AFFILIATES	25,136	(457)	86	0	0	(24,765)	0	0	0	0	0
SELF INSURANCE RESERVES	6,781	4,466	3,610	0	0	0	0	14,857	0	0	14,857	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	180	0	180	0	0	180	0
OTHER ACCRUED LIABILITIES	7,882	5,046	3,480	0	0	1,048	0	17,456	0	0	17,456	12,744
OTHER CURRENT LIABILITIES	7,068	3,599	18,779	0	0	36	0	29,482	0	0	29,482	31,928
SENIOR NOTES, SUBJECT TO COMPROMISE	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURR MATURITIES - LONG-TERM DEBT	191	0	0	0	0	487,525	0	487,716	0	0	487,716	489,032
TOTAL CURRENT LIABILITIES	669,710	320,329	40,247	1,339,119	239	1,811,975	(2,216,182)	1,965,437	0	0	1,965,437	1,954,036

INTERCOMPANY DEBT	250,000	50,594	22,713	0	0	0	(323,307)	0	0	0	0	0
OTHER L/T DEBT	5,896	0	0	0	0	0	0	5,896	0	0	5,896	5,826
TOTAL LONG-TERM DEBT	255,896	50,594	22,713	0	0	0	(323,307)	5,896	0	0	5,896	5,826

DEFERRED INCOME TAXES	13,440	2,854	1,019	0	0	0	0	17,313	50,050	0	67,363	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	13,852	26	0	0	225	0	14,103	0	0	14,103	14,184
TOTAL LIABILITIES	944,862	390,986	66,944	1,339,119	239	1,812,897	(2,539,489)	2,015,558	50,050	0	2,065,608	2,054,219

STOCKHOLDERS' EQUITY(DEFICIT)
COMMON STOCK	0	0	0	0	0	0	0	0	32	0	32	32
NONCONTROLLING INTEREST IN SUBSIDIARIES	0	0	0	0	0	0	0	0	(7,406)	0	(7,406)	683
CAPITAL IN EXCESS OF PAR	371,469	146,278	422,272	0	11,196	604,124	(951,215)	604,124	466,987	(604,124)	466,987	466,835
OTHER COMPREHENSIVE INCOME	0	0	0	0	0	0	0	0	0	0	0	0
RETAINED EARNINGS (DEFICIT)	(63,314)	(95,382)	(220,492)	0	(11,335)	(618,693)	390,523	(618,693)	(512,309)	618,693	(512,309)	(486,405)
TOTAL STOCKHOLDERS' EQUITY	308,155	50,896	201,780	0	(139)	(14,569)	(560,692)	(14,569)	(52,696)	14,569	(52,696)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,253,017	$441,882	$268,724	$1,339,119	$100	$1,798,328	($3,100,181)	$2,000,989	($2,646)	$14,569	$2,012,912	$2,035,364

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4
AS OF MARCH 31, 2009
(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total

TER Holdings, LP	$1,967	$5,176	$0	$0	$0	$7,143

Trump Taj Mahal	9,273	5,563	219	52	38	15,145

Trump Taj Mahal Admin.	995	175	95	0	151	1,416

Trump Plaza	3,699	768	(4)	13	0	4,476

Trump Marina	3,295	899	62	7	58	4,321

TER Funding	0	0	0	0	0	0

TER Development	38	201	0	0	0	239

Total	$19,267	$12,782	$372	$72	$247	$32,740

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5
AS OF MARCH 31, 2009
(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total

TER Holdings, LP	$36	$0	$0	$0	$0	$36

Trump Taj Mahal	17,504	5,275	1,539	32,172	(24,791)	31,699

Trump Taj Mahal Admin.	19	0	0	0	0	19

Trump Plaza	4,594	1,623	416	10,878	(5,578)	11,933

Trump Marina	4,306	523	278	6,735	(3,680)	8,162

TER Funding	0	0	0	0	0	0

TER Development	0	0	0	0	0	0

Total	$26,459	$7,421	$2,233	$49,785	($34,049)	$51,849